Exhibit 32.1

BINGHAM CANYON CORPORATION

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Bingham Canyon Corporation (the “Company”) certifies pursuant to Section
906 of the Sarbanes-Oxley Act of 2002 that:

a.

the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2007	By: /s/ Brett D. Mayer Brett D. Mayer Principal Executive Officer Principal Financial Officer